                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2001.






                                                     /s/ Thomas E. McInerney
                                                     Name:   Thomas E. McInerney
                                                     Title:  Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2001.






                                                     /s/ John J. Lyons
                                                     Name:   John J. Lyons
                                                     Title:  Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2001.






                                                     /s/ Jay DeDapper
                                                     Name:   Jay DeDapper
                                                     Title:  Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2001.






                                             /s/ Lynn J. Mangum
                                             Name:   Lynn J. Mangum
                                             Title:  Chairman of the Board,
                                                     Chief Executive Officer
                                                     and Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2001.



                                        /s/ Dennis R. Sheehan
                                        Name:   Dennis R. Sheehan
                                        Title:  Executive Vice President
                                                and Chief Financial Officer

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2001.






                                                     /s/ Thomas A. Cooper
                                                     Name:   Thomas A. Cooper
                                                     Title:  Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2001.






                                                     /s/ Robert J. Casale
                                                     Name:   Robert J. Casale
                                                     Title:  Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2001.






                                                     /s/ Joseph J. Melone
                                                     Name:   Joseph J. Melone
                                                     Title:  Director